Exhibit 32.2

Certification Pursuant To 18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 Of The Sarbanes-Oxley Act Of 2002
I, Patrick J. Guido, Executive Vice President and Chief Financial Officer of Chico’s FAS, Inc. (the “Company”) certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)The Annual Report of the Company on Form 10-K for the fiscal year ended January 29, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Patrick J. Guido
Patrick J. Guido
Executive Vice President and Chief Financial Officer
Date: March 15, 2022